Exhibit 10.2

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

AUDDIA INC.

WARRANT TO PURCHASE COMMON STOCK

WC2023-01	April 17, 2023

Void After April 17, 2028

This Warrant To Purchase COMMON STOCK Certifies That, for value received, Richard Minicozzi, or his, her or its assigns (the “Holder”), is entitled to subscribe for and purchase at the Exercise Price (defined below) from Auddia Inc. a Delaware corporation, with its principal office at 2100 Central Avenue, Suite 200, Boulder, CO 80301 (together with its successors, the “Company”) up to 600,000 Exercise Shares (as defined below and subject to adjustments as described below).

In connection with the issuance of that $2.2 million Secured Bridge Note dated November 14, 2022 (the “Prior Note”), the Company issued a warrant for 300,000 shares (the “Prior Warrant”). The parties have agreed to cancel the Prior Warrant and issue this Warrant in replacement of the Prior Warrant. Capitalized terms not defined herein shall have the meanings ascribed thereto in the Prior Note.

1.                   Definitions. As used herein, the following terms shall have the following respective meanings:

(a)                “Exercise Period” shall mean the period commencing with the date hereof and ending five years from the date hereof, unless sooner terminated as provided below. This Warrant is immediately exercisable for 300,000 shares of Common Stock. The remaining 300,000 shares of Common Stock under this Warrant will only become exercisable if the maturity date of the Prior Note is extended in accordance with the terms of the Prior Note.

(b)               “Exercise Price” shall mean $0.61 per share, subject to adjustment pursuant to Section 5 below.

(c)                “Exercise Shares” shall mean the shares of Common Stock of the Company (the “Shares”), issuable upon exercise of this Warrant to Purchase Common Stock (this “Warrant”).

2.                   Exercise of Warrant. The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

(a)                An executed Notice of Exercise in the form attached hereto;

(b)               Payment of the Exercise Price either (i) in cash or by check, or (ii) by cancellation of indebtedness; and

(c)                This Warrant.

Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised.

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The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the share transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the share transfer books are open.

2.1              Nasdaq 20% Share Cap. Notwithstanding anything in the Prior Note and this Warrant to the contrary, the Company shall not issue, and the Holder may not receive, any shares of common stock pursuant to the Prior Note and this Warrant, unless prior stockholder approval is obtained, if any such shares would be deemed to be issued below the Nasdaq “Minimum Price” (as such term is defined in Nasdaq Rule 5635(d).

2.2              Nasdaq Change of Control Share Cap. Notwithstanding anything in the Prior Note or this Warrant to the contrary, the Company shall not issue, and the Holder may not receive, any shares of common stock pursuant to the Prior Note or this Warrant, unless prior stockholder approval is obtained, if the number of shares to be issued to the Holder, when aggregated with all other shares of common stock then owned by the Holder beneficially or deemed beneficially owned by the Holder, would (i) result in the Holder owning more than the Beneficial Ownership Limitation (as defined below), as determined in accordance with Section 13 of the Exchange Act of 1934 or (ii) otherwise constitute a Change of Control within the meaning of Nasdaq Rule 5635(b). The “Beneficial Ownership Limitation” shall be 19.99% of the number of shares of the common stock outstanding immediately prior to the proposed issuance of shares of common stock.

2.3              Net Exercise. If at the time of exercise hereof there is no effective registration statement registering, or the prospectus contained therein is not available for the issuance of the Exercise Shares to the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise.” In such event, if the fair market value of one of the Shares is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

X = Y (A-B)

A

Where	X =	the number of Shares to be issued to the Holder
	Y =	the number of Shares purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)
	A =	the fair market value of one Share of the Company (at the date of such calculation)
	B =	Exercise Price (as adjusted to the date of such calculation)

For purposes of the above calculation, the fair market value of one Share shall be determined by the Company’s Board of Directors or similar governing body in good faith; provided, however, that the fair market value per share shall mean: (x) if traded on a securities exchange or the NASDAQ National Market, the fair market value of the Shares shall be deemed to be the closing or last reported sale price of the Shares on such exchange or market on the business day prior to the date of calculation, or (y) if otherwise traded in an over-the-counter market, fair market value of the Shares shall be deemed to be the average of the closing bid and ask prices of the Shares on the business day prior to the date of calculation.

3.                 Covenants of the Company.

3.1              Covenants as to Exercise Shares. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, and free from all taxes, liens and charges with respect to the issuance thereof.

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3.2             Notices of Record Date. In the event of any taking by the Company of a record of the holders of Shares for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Company shall mail to the Holder, at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

4.               Representations of Holder.

4.1              Acquisition of Warrant for Personal Account. The Holder represents and warrants that it is acquiring the Warrant solely for its account for investment and not with a view to or for sale or distribution of said Warrant or any part thereof. The Holder also represents that the entire legal and beneficial interests of the Warrant and Exercise Shares the Holder is acquiring is being acquired for, and will be held for, its account only.

4.2              Securities Are Not Registered.

(a)                The Holder understands that the Warrant and the Exercise Shares have not been registered under the Securities Act of 1933, as amended (the “Act”) on the basis that no distribution or public offering of the stock of the Company is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention.

(b)               The Holder recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. The Holder recognizes that the Company has no obligation to register the Warrant or the Exercise Shares, or to comply with any exemption from such registration.

(c)                The Holder is aware that neither the Warrant nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during specified periods not exceeding specified limitations. Holder is aware that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company presently has no plans to satisfy these conditions in the foreseeable future.

4.3              Disposition of Warrant and Exercise Shares.

(a)                The Holder further agrees not to make any disposition of all or any part of the Warrant or Exercise Shares in any event unless and until:

(i)               The Company shall have received a letter secured by the Holder from the Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed disposition;

(ii)              There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

(iii)            The Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, for the Holder to the effect that such disposition will not require registration of such Warrant or Exercise Shares under the Act or any applicable state securities laws.

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(b)               The Holder understands and agrees that in the event certificates evidencing the shares are issued to the Holder, such certificates may bear the following or a similar legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

5.                   Adjustment of Exercise Price. In the event of changes in the outstanding equity interests of the Company by reason of stock dividends, split-ups, recapitalizations, reclassifications, combinations or exchanges of equity interests, separations, reorganizations, liquidations, or the like, the number of equity interests available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of equity interests as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such equity interests until after the event requiring adjustment. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.

6.                   Fractional Shares. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of an Exercise Share by such fraction.

7.                   Early Termination. In the event of, at any time during the Exercise Period, any capital reorganization, or any reclassification of the capital stock or equity of the Company (other than a change in par value or from par value to no par value or no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares); or any consolidation or merger of the Company with or into any other entity or person or any other reorganization, in which the equity holders of the Company immediately prior to such consolidation, merger or reorganization, own less than fifty percent (50%) of the Company’s voting power immediately after such consolidation, merger or reorganization; or any transaction or series of related transactions to which the Company is a party in which in excess of fifty percent (50%) of the Company’s voting power is sold or otherwise transferred (excluding any consolidation or merger effected exclusively to change the domicile of the Company); or any sale, lease, exclusive license or other disposition of all or substantially all of the assets of the Company; or any voluntary or involuntary dissolution, liquidation or winding-up of the Company, the Company shall provide to the Holder ten (10) days advance written notice of such event, and this Warrant shall terminate unless exercised prior to the date of the occurrence of such event.

8.                   No Voting Rights. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a member of the Company.

9.                   Transfer of Warrant. Subject to applicable laws, the restriction on transfer set forth on the first page of this Warrant, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder. The transferee shall sign an investment letter in form and substance satisfactory to the Company.

10.               Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

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11.               Notices, etc. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex, electronic mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at 2100 Central Avenue, Suite 200, Boulder, CO 80301, and to the Holder at the address(es) set forth on the books and records of the Company or at such other address(es) as the Company or the Holder may designate by ten (10) days advance written notice to the other parties hereto.

12.               Acceptance. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

13.               Governing Law. This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of Colorado.

14.               Amendment and Waiver. Any term of this Warrant may be amended or waived with the written consent of the Company and the Holder.

[Remainder of Page Intentionally Left Blank]

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In Witness Whereof, the Company has caused this Warrant to be executed by its duly authorized officer effective as of April 17, 2023.

AUDDIA INC.

By:/s/ Michael Lawless

Name: Michael Lawless

Title: Chief Executive Officer

HOLDER:

/s/ Richard Minicozzi

(Signature)

Richard Minicozzi

(Print name)

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NOTICE OF EXERCISE

TO: Auddia Inc.

(1)        ☐        The undersigned hereby elects to purchase ___________ [________] shares of Common Stock (the “Shares”) of Auddia Inc. (the “Company”) pursuant to the terms of the attached Warrant to Common Stock (the “Warrant”), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

   ☐        The undersigned hereby elects to purchase ___________ [________] Shares of the Company pursuant to the terms of the net exercise provisions set forth in Section 2 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

(2)       Please issue a certificate or certificates representing said Shares in the name of the undersigned or in such other name as is specified below:

__________________________________

(Name)

__________________________________

__________________________________

(Address)

(3)       The undersigned represents that (i) the aforesaid Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such Shares; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that the Shares issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid Shares may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the period of time prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid Shares unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

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(Date)	(Signature)

(Print name)

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ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

For Value Received, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)
Dated: _______, 20__

Holder’s Signature:

Holder’s Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of companies and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

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